EXHIBIT 10.1
EXECUTION COPY
AMENDMENT NO. 5
TO
CREDIT AGREEMENT
BY AND AMONG
CRICKET COMMUNICATIONS, INC.
(AS LENDER)
AND
ALASKA NATIVE BROADBAND 1 LICENSE, LLC
(AS BORROWER)
AND
ALASKA NATIVE BROADBAND 1, LLC
(AS GUARANTOR)
April 24, 2006

AMENDMENT NO. 5 TO CREDIT AGREEMENT
     This Amendment No. 5 to Credit Agreement (“Amendment No. 5”) is entered into as of April 24, 2006, by and among Cricket Communications, Inc., a Delaware corporation (“Lender”), Alaska Native Broadband 1 License, LLC, a Delaware limited liability company (“Borrower”), and Alaska Native Broadband 1, LLC, a Delaware limited liability company (“Guarantor,” and together with Borrower, the “Loan Parties”).
RECITALS
     WHEREAS, Lender and each of the Loan Parties entered into that certain Credit Agreement dated as of December 22, 2004, as amended by Amendment No. 1 to Credit Agreement dated as of January 26, 2005, Amendment No. 2 to Credit Agreement dated as of June 24, 2004, Amendment No. 3 to Credit Agreement dated as of August 26, 2005 and Amendment No. 4 to Credit Agreement dated as of January 9, 2006 (as amended, the “Credit Agreement”); and
     WHEREAS, Lender and each of the Loan Parties desire to amend the Credit Agreement as provided herein.
AGREEMENT
     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:
     Section 1. The definition for the term “Build-Out Sub-Limit” is hereby amended by substituting the amount “$225.778 million” for the amount “$85.778 million” where it appears in the first line thereof.
     Section 2. The definition for the term “Loan Commitment Amount” is hereby amended by substituting the amount “$290.0 million” for the amount “$150.0 million” where it appears in the third line thereof.
     Section 3. Except as expressly amended hereby, the Credit Agreement remains in full force and effect in accordance with its terms.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have signed this Amendment No. 5 to Credit Agreement, or have caused this Amendment No. 5 to Credit Agreement to be signed in their respective names by an officer, hereunto duly authorized, on the date first written above.

CRICKET COMMUNICATIONS, INC.		ALASKA NATIVE BROADBAND 1 LICENSE, LLC

		By	Alaska Native Broadband 1, LLC
By:	/s/ S. Douglas Hutcheson		Its sole member

Name: S. Douglas Hutcheson
Title: President		By	Alaska Native Broadband, LLC
Its Manager

		By	ASRC Wireless Services, Inc.,
Its Manager

		By:	/s/ R. J Kaufman

Name: Raymond J. Kaufman
Title: President

ALASKA NATIVE BROADBAND 1, LLC

		By	Alaska Native Broadband, LLC
Its Manager

		By	ASRC Wireless Services, Inc.,
Its Manager

		By:	/s/ R. J Kaufman

Name: Raymond J. Kaufman
Title: President

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